UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 28, 2020
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Section 5 – Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 28, 2020, Exelon Corporation held its annual meeting of shareholders. The following tables present the final results of voting on each of the matters submitted to a vote of security holders during Exelon’s annual meeting of shareholders:

1. Election of Directors. Each director nominee was elected to the Board of Directors with the support of a majority of the votes cast.

Director	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Anthony Anderson	711,598,059	21,834,767	2,663,080	87,411,780
Ann Berzin	729,357,241	4,231,522	2,507,143	87,411,780
Laurie Brlas	730,233,807	3,374,321	2,487,778	87,411,780
Christopher Crane	730,391,095	3,403,507	2,301,304	87,411,780
Yves de Balmann	716,840,500	16,512,828	2,742,578	87,411,780
Nicholas DeBenedictis	698,468,148	34,938,834	2,688,924	87,411,780
Linda Jojo	724,831,791	8,709,104	2,555,011	87,411,780
Paul Joskow	718,234,351	15,154,943	2,706,612	87,411,780
Robert Lawless	718,473,183	14,980,646	2,642,077	87,411,780
John Richardson	730,093,818	3,364,017	2,638,071	87,411,780
Mayo Shattuck III	661,368,493	68,070,807	6,656,606	87,411,780
John Young	719,038,508	14,417,539	2,639,859	87,411,780

2.Independent Auditor. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as Exelon’s independent registered public accounting firm for 2020 was approved by a majority of the votes cast.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
784,357,534	37,325,348	1,824,804	N/A

3.Executive Compensation. The proposal to approve, on an advisory basis, Exelon’s named executive officer compensation was approved by a majority of the votes cast.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
682,268,709	49,683,470	4,143,727	87,411,780

4.Long-Term Incentive Plan. The proposal to approve Exelon’s 2020 Long-Term Incentive Plan was approved by a majority of the votes cast.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
689,145,278	43,082,198	3,868,430	87,411,780

(d) Exhibits.

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Carter Culver
Carter Culver
Senior Vice President and Deputy General Counsel
Exelon Corporation

May 1, 2020

EXHIBIT INDEX

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.